                                                                   EXHIBIT 10.30

                                                       [KCI FUNDING CORPORATION]

                AMENDMENT NO. 8 TO RECEIVABLES PURCHASE AGREEMENT

     THIS AMENDMENT NO. 8 TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment") dated as of May 16, 2003, is entered into among KCI FUNDING CORPORATION (the "Seller"), BEARINGPOINT, INC. (f/k/a KPMG CONSULTING, INC.) (the "Servicer"), MARKET STREET FUNDING CORPORATION (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the "Administrator").

                                    RECITALS

     1. The Seller, Servicer, Issuer and Administrator are parties to the Receivables Purchase Agreement dated as of May 22, 2000, as amended by Amendment No. 1 dated as of October 24, 2000, Amendment No. 2 dated as of May 21, 2001, Amendment No. 3 dated as of August 1, 2001 Amendment No. 4 dated as of March 21, 2002, Amendment No. 5 dated as of May 20, 2002, Amendment No. 6 dated as of May 29, 2002, Amendment No. 7 dated as of October 1, 2002 and as amended, amended and restated, supplemented or otherwise modified from time to time (the "Agreement"); and

     2. The parties hereto desire to amend the Agreement as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

     2. Amendments to Agreement.

     2.1 The definition of "Facility Termination Date" as set forth in Exhibit I to the Agreement is amended by deleting the date "May 16, 2003" and inserting in its place "May 23, 2003."

     3. Representations and Warranties. The Seller hereby represents and warrants to the Issuer and the Administrator as follows:

          (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

          (b) Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate

                                                          Amendment No. 8 to RPA

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     powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller's and the Servicer's valid and legally binding obligations, enforceable in accordance with its terms.

          (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

     4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.

     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

     8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                          (continued on following page)

                                        2                 Amendment No. 8 to RPA

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                           KCI FUNDING CORPORATION,
                                           as Seller


                                           By: /s/ Patrick H. Kinzler
                                              ----------------------------------
                                              Name: Patrick H. Kinzler
                                              Title: Treasurer


                                           BEARINGPOINT, INC. (f/k/a KPMG
                                           CONSULTING, INC.), as Servicer


                                           By: /s/ Patrick H. Kinzler
                                              ----------------------------------
                                              Name: Patrick H. Kinzler
                                              Title: Treasurer


                                           MARKET STREET FUNDING CORPORATION,
                                           as Issuer


                                           By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------


                                           PNC BANK, NATIONAL ASSOCIATION,
                                           as Administrator


                                           By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                      S-1                 Amendment No. 8 to RPA

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                           KCI FUNDING CORPORATION,
                                           as Seller


                                           By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------


                                           BEARINGPOINT, INC. (f/k/a KPMG
                                           CONSULTING, INC.), as Servicer


                                           By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------


                                           MARKET STREET FUNDING CORPORATION,
                                           as Issuer


                                           By: /s/ Evelyn Echevarna
                                              ----------------------------------
                                              Name: Evelyn Echevarna
                                              Title: Vice President


                                           PNC BANK, NATIONAL ASSOCIATION,
                                           as Administrator


                                           By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                      S-1                 Amendment No. 8 to RPA

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                           KCI FUNDING CORPORATION,
                                           as Seller


                                           By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------


                                           BEARINGPOINT, INC. (f/k/a KPMG
                                           CONSULTING, INC.), as Servicer


                                           By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------


                                           MARKET STREET FUNDING CORPORATION,
                                           as Issuer


                                           By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------


                                           PNC BANK, NATIONAL ASSOCIATION,
                                           as Administrator


                                           By: /s/ John T. Smathers
                                              ----------------------------------
                                              Name: John T. Smathers
                                              Title: Vice President

                                      S-1                 Amendment No. 8 to RPA